Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2017	Dec. 31, 2016
Income Taxes [Abstract]
Income Taxes

Note 7:  Income Taxes

The Company’s effective tax rate is calculated quarterly based upon current assumptions relating to the full year’s estimated operating results and various tax-related items. The Company’s effective tax rate for the three and nine month periods ended September 30, 2017 and 2016 was 0%.  The difference between the effective tax rate of 0% and the U.S. federal statutory rate of 34% for the three and nine  month periods ended September 30, 2017 and 2016 was primarily due to recognizing a full valuation allowance on deferred tax assets.

As of September 30, 2017, the Company determined that based on all available evidence, both positive and negative, including the Company’s latest forecasts and cumulative losses in recent years, it was more likely than not that none of its deferred tax assets would be realized and therefore it continued to record a full valuation allowance.

The Company’s net operating loss carry forward amounts expire through 2037 and are subject to certain limitations that may occur due to change in ownership provisions under Section 382 of the Internal Revenue Code and similar state provisions.

Due to the Company’s operating loss carryforwards, all tax years remain open to examination by the major taxing jurisdictions to which the Company is subject. In the event that the Company is assessed interest or penalties at some point in the future, it will be classified in the financial statements as tax expense.

Note 8 – Income Taxes

Net loss before income taxes consists of the following (in thousands):

	For the Years Ended
	December 31,
	2016	2015
Domestic, current	$(8,048)	$(4,105)
Total	$(8,048)	$(4,105)

The tax effects of significant items comprising the Company’s deferred taxes as of December 31 are as follows (numbers are in thousands):

	For the Years Ended
	December 31,
	2016	2015
Deferred tax assets:
Federal and state net operating loss carryforwards	$43,083	$38,943
Research and development tax credit carryforwards	2,196	2,279
Stock based compensation	4,438	4,057
Other provision and expenses not currently deductible	1,335	1,297
Total deferred tax assets	51,052	46,576
Deferred tax liabilities:
Depreciation and amortization	(1,141)	(965)
Prepaid expenses	(95)	(116)
Total deferred liabilities	(1,236)	(1,081)
Less valuation allowance	(49,816)	(45,495)
Net deferred tax asset	$—	$—

The Company accounts for income taxes under an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company’s financial statements or tax returns.  The effect on deferred tax assets and liabilities of changes in tax rates will be recognized as income or expense in the period that the change occurs.  A valuation allowance for deferred tax assets is recorded when it is more likely than not that some or all of the benefit from the deferred tax asset will not be realized.  Changes in circumstances, assumptions and clarification of uncertain tax regimes may require changes to any valuation allowances associated with the Company’s deferred tax assets.

As of December 31, 2016, the Company’s deferred tax assets were generated primarily from the federal and state net operating loss, stock based compensation and research and development tax credits.  In assessing the realizability of deferred tax assets, management determined that it is more likely than not that none of the deferred tax assets will be realized.  Therefore, the Company has provided a full valuation allowance against the deferred tax assets at December 31, 2016 and 2015.

As of December 31, 2016 and 2015, the Company had net deferred tax assets before its valuation allowance of approximately $50 million and $45 million, respectively.

During the year ended December 31, 2016, the Company did not utilize its prior years’ net operating loss carryforwards.   As of December 31, 2016, eMagin has federal and state net operating loss carryforwards of approximately $125.7 million and $7.6 million, respectively. The federal research and development tax credit carryforwards are approximately $2.2 million. The federal net operating losses and tax credit carryforwards will expire as follows:

	Net	Research and
	Operating	Development
	Losses	Tax Credits
	(in thousands)
2018-2021	$44,639	$809
2022-2025	42,814	-
2026-2036	38,294	1,387
	$125,747	$2,196

The utilization of net operating losses is subject to a limitation due to the change of ownership provisions under Section 382 of the Internal Revenue Code and similar state provisions. Such limitation may result in the expiration of the net operating losses before their utilization. The Company has done an analysis regarding prior year ownership changes, and it has been determined that the Section 382 limitation on the utilization of net operating losses will currently not materially affect the Company's ability to utilize its net operating losses.

The difference between the statutory federal income tax rate on the Company's pre-tax loss and the Company's effective income tax rate is summarized as follows:

	For the Years Ended
	December 31,
	2016	2015
U.S. Federal income tax benefit at federal statutory rate	34%	34%
Change in valuation allowance	(37)	(36)
Credits	3	2
Effective tax rate	-%	-%

The Company did not have unrecognized tax benefits at December 31, 2016 and 2015.  The Company recognizes interest accrued and penalties related to unrecognized tax benefits in tax expense.  During the years ended December 31, 2016 and 2015, the Company recognized no interest and penalties.

The Company files income tax returns in the U.S. federal jurisdiction, California, Florida, New York and Massachusetts.  Due to the Company's operating losses, all tax years remain open to examination by major taxing jurisdictions to which the Company is subject.